497(e) Filing
                                                         Money Management Plus
                                                         File Numbers 811-3418
                                                           and 2-76527


PROSPECTUS --
January 31, 1996, As Revised, March 14, 1996


MONEY MANAGEMENT PLUS
Prime Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE AND POLICIES


MONEY MANAGEMENT PLUS Prime Portfolio (the "Fund") is a money market fund which seeks to obtain the highest level of current income, consistent with preservation of capital and liquidity, that is available through investments in specified money market instruments. The Fund's assets are invested in certificates of deposit of major banks, prime commercial paper and high-grade short-term corporate obligations, and short-term U.S. Government and agency securities. The investments mature in 13 months year or less, with an average weighted maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share for the Fund. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be successful in maintaining a constant net asset value of $1.00 per share.


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Notwithstanding the investment objectives and policies of the Fund, it is currently invested almost entirely in U.S. Government securities in order to meet diversification requirements. Further, due to the Fund's relatively small asset size, its fund operating expenses are relatively high compared to other money market funds. For this reason, the Fund's Board of Trustees has concurred with the Advisor's recommendation that the Fund be liquidated in the next few months, by June 28, 1996.
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TO OPEN AN ACCOUNT


The Fund is not accepting new accounts at this time.


ABOUT THIS PROSPECTUS

Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.


A Statement of Additional Information (dated January 31, 1996) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

FUND EXPENSES


A.  Shareholder Transaction Expenses         Prime Portfolio
    Sales Load on Purchases                  None
    Sales Load on Reinvested Dividends       None
    Deferred Sales Load                      None
    Redemption Fees                          None
    Exchange Fee                             None


B.  Annual Fund Operating Expenses (as a
    percentage of average net assets)
    Management Fees                          0.50%
    Rule 12b-1 Fees                          0.35%
    Other Expenses                           0.62%
    Total Fund Operating Expenses            1.47%


C. Example:       You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return;(2) redemption at the end of each period:

                           1 Year           3 Years  5 Years  10 Years
                           $15              $46      $80      $176

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

      A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Funds. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.



      B. Annual Fund Operating Expenses are based on the Fund's historical expenses, although Management Fees have been restated to reflect expenses anticipated in the current fiscal year. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc.
("Advisor") for managing its investments and business affairs. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Fund's yield and are not charged directly to individual shareholder accounts. Please refer to the section "Management of the Fund" for further information.


          The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund could pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.; however, this is unlikely because these are money market funds, and have no front-end sales charge.



FINANCIAL HIGHLIGHTS

The following table provides information about the Fund's financial history. It expresses the information in terms of a single share outstanding throughout each period. The table has been audited by those independent accountants whose reports are included in the respective Annual Reports to Shareholders. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




                                               Class A Shares
                                               Year Ended
                                               September 30, 1995

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .045

Distributions from
Net investment income                         (.045)

Net asset value, end of year                   $1.00

Total return<F4>                               4.55%

Ratio to average net assets:
Net investment income                          4.53%
Total expenses<F5>                             1.41%
Net expenses                                   1.39%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $26,775

Number of shares outstanding
at end of year (in thousands)                  26,821

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1994

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .028

Distributions from
Net investment income                         (.028)

Net asset value, end of year                   $1.00

Total return<F4>                               2.78%

Ratio to average net assets:
Net investment income                          2.75%
Total expenses<F5>                             --
Net expenses                                   1.23%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $99,973

Number of shares outstanding
at end of year (in thousands)                  100,024

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1993

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .025

Distributions from
Net investment income                         (.025)

Net asset value, end of year                   $1.00

Total return<F4>                               2.59%

Ratio to average net assets:
Net investment income                          2.48%
Total expenses<F5>                             --
Net expenses                                   .92%
Expenses reimbursed and/or waived              --%


Net assets, end of year (in thousands)         $102,325

Number of shares outstanding
at end of year (in thousands)                  102,370

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1992

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .037

Distributions from
Net investment income                         (.037)

Net asset value, end of year                   $1.00

Total return<F4>                               3.72%

Ratio to average net assets:
Net investment income                          3.69%
Total expenses<F5>                             --
Net expenses                                   .87%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $106,851

Number of shares outstanding
at end of year (in thousands)                  106,897

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1991

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .061

Distributions from
Net investment income                         (.061)

Net asset value, end of year                   $1.00

Total return<F4>                               6.27%

Ratio to average net assets:
Net investment income                          6.09%
Total expenses<F5>                             --
Net expenses                                   .93%
Expenses reimbursed and/or waived              --

Net assets, end of year (in thousands)         $119,316

Number of shares outstanding
at end of year (in thousands)                  119,362

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1990

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .074

Distributions from
Net investment income                         (.074)

Net asset value, end of year                   $1.00

Total return<F4>                               7.71%

Ratio to average net assets:
Net investment income                          7.45%
Total expenses<F5>                             --
Net expenses                                   .96%
Expenses reimbursed and/or waived              .13%

Net assets, end of year (in thousands)         $117,684

Number of shares outstanding
at end of year (in thousands)                  117,699

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1989

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .083

Distributions from
Net investment income                         (.083)

Net asset value, end of year                   $1.00

Total return<F4>                               8.69%

Ratio to average net assets:
Net investment income                          8.27%
Total expenses<F5>                             --
Net expenses                                   .91%
Expenses reimbursed and/or waived              .12%

Net assets, end of year (in thousands)         $156,777

Number of shares outstanding
at end of year (in thousands)                  156,797

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1988

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .067

Distributions from
Net investment income                         (.067)

Net asset value, end of year                   $1.00

Total return<F4>                               6.99%

Ratio to average net assets:
Net investment income                          6.44%
Total expenses<F5>                             --
Net expenses                                   .86%
Expenses reimbursed and/or waived              .25%

Net assets, end of year (in thousands)         $91,640

Number of shares outstanding
at end of year (in thousands)                  91,660

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1987

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .057

Distributions from
Net investment income                         (.057)

Net asset value, end of year                   $1.00

Total return<F4>                               6.07%

Ratio to average net assets:
Net investment income                          5.56%
Total expenses<F5>                             --
Net expenses                                   .85%
Expenses reimbursed and/or waived              .26%

Net assets, end of year (in thousands)         $63,134

Number of shares outstanding
at end of year (in thousands)                  63,138

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.


                                               Class A Shares
                                               Year Ended
                                               September 30, 1986

Net asset value, beginning of year             $1.00

Income from investment operations
Net investment income                          .067

Distributions from
Net investment income                         (.067)

Net asset value, end of year                   $1.00

Total return<F4>                               6.16%

Ratio to average net assets:
Net investment income                          6.47%
Total expenses<F5>                             --
Net expenses                                   .85%
Expenses reimbursed and/or waived              .51%

Net assets, end of year (in thousands)         $52,807

Number of shares outstanding
at end of year (in thousands)                  52,807

<F4>Total return prior to 1994 is not audited.
<F5>Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.


INVESTMENT OBJECTIVE AND POLICIES

Investment Objective: The Fund seeks to earn the highest level of current income, consistent with preservation of capital and liquidity.

Money Management Plus Prime Portfolio is a diversified money market fund. Its objective is to earn the highest level of current income, consistent with preservation of capital and liquidity, that is available through investment in specified money market instruments. The Fund's assets are invested in securities maturing in 13 months or less, and it maintains an average weighted maturity of 90 days or less.

Prime Portfolio invests primarily in CDs, prime commercial paper, and U.S. Government Obligations.

Prime Portfolio invests in certificates of deposit and other obligations of banks having total assets of at least $1 billion, prime commercial paper and high grade (Aaa or Aa rated or equivalent quality) short-term corporate obligations, including participation interests in loans extended to issuers of such obligations, and obligations of the U.S. Government, its agencies and instrumentalities. Such securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. The Fund may invest more than 25% of its assets in obligations of banks. See the Statement of Additional Information, "Appendix, Commercial Paper and Bond Ratings." Also, the Fund may invest in high-quality, U.S. dollar-denominated international money market instruments, and up to 5% of its assets in reverse repurchase agreements.

U.S. Government Obligations

Obligations issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Government.

Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality are supported by the full faith and credit of the U.S. Government. These include obligations issued by the Export-Import Bank, Farmers Home Administration, Government National Mortgage Association, Postal Service, Merchant Marine, and Washington Metropolitan Area Transit Authority.

The Fund may also invest in other U.S. Government agency or instrumentality obligations which are supported only by the credit of the agency or instrumentality and may be further supported by the right of the issuer to borrow from the U.S. Treasury.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back at a higher price. These transactions must be fully secured at all times, but they involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security subject to the right and obligation to buy it back at a higher price. The Fund then invests the proceeds from the transaction in another obligation in which it is authorized to invest. In order to minimize any risk involved, the Fund maintains in a segregated account liquid assets equal in value to the repurchase price, and currently intends to limit its borrowing due to reverse repurchase agreements to only 5% of total assets.

Bank CDs

The Fund may also invest in certificates of deposit and other debt obligations of commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificate is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000; interest earned above $100,000 is not insured by the FDIC.

When-Issued Purchases

Purchasing obligations for future delivery or on a "when-issued" basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The transactions are fully secured at all times.

Variable Rate Obligations

The Fund may invest in variable and floating rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when that rate changes. Variable and floating rate obligations lessen the capital fluctuations usually inherent in fixed income investments, to diminish the risk of capital depreciation of Fund investments and Fund shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund would not have as many opportunities for capital appreciation of Fund investments.

Demand Notes and Temporary Investments

The Fund may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The Fund may invest in structured money market instruments. In all cases, the Fund may invest in structured money market instruments. In all cases, it invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

Other Policies

The Fund has adopted certain fundamental investment restrictions which are discussed in detail in the Statement of Additional Information. Unless specifically noted otherwise, the investment objective, policies and restrictions of the Fund are fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be successful in meeting its investment objective.

YIELD

Yield refers to income generated by an investment over a period of time.

From time to time, the Fund may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the actual income generated by an investment in the Fund over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.

The Fund is the only series of Calvert Cash Reserves, a Massachusetts business trust organized on March 16, 1982, now doing business as Money Management Plus. In October, 1992, Prime Portfolio began offering a second class of shares, the CCR Prime Shares, which was discontinued during 1994.

The Fund is an open-end diversified management investment company. The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Funds' investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1995, Calvert Group managed and administered assets in excess of $4.8 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Funds.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Advisor has agreed to limit the Fund's expenses to the most restrictive state limitation in effect.

The Advisor receives a fee based on a percentage of the Fund's assets.

Pursuant to the Investment Advisory Agreement, the Advisor is entitled to, and did receive for fiscal 1995, an annual advisory fee of 0.50% of the Fund's respective average daily net assets.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Funds' principal underwriter and distributor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for payment of compensation and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The Fund may pay distribution and servicing expenses pursuant to their Distribution Plan.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan which permits it to pay certain expenses associated with the distribution of its shares. Amounts paid by the Fund to the Distributor under the Distribution Plan are used to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.40% of the average daily net assets of accounts the respective firms maintain in the Fund. They are also used to pay dealers and others, including the Distributor's salespersons who service accounts, service fees at an annual rate of up to 0.25% of such assets, and to pay CDI for its marketing and distribution expenses, preparation of advertising and sales literature, printing and mailing of prospectuses to prospective investors. The Distribution Plan expenses may not annually exceed 0.35% of the average daily net assets of any Fund. For fiscal year 1995, the Fund paid Distribution Plan expenses of
0.35 of average daily net assets.

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CDI may receive reimbursement of eligible marketing and distribution expenses from the Fund's Rule 12b-1 Distribution Plan.

The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective Fund.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account


The Fund is not accepting new accounts at this time.


Share Price

The Fund's shares are sold without a sales charge.

The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of a Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. The Fund's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share). The Fund may send monthly statements in lieu of immediate confirmations of purchases and redemptions.

HOW TO BUY SHARES

NO INVESTMENTS WILL BE ACCEPTED AFTER JUNE 15, 1996

Method            Additional Investments
Investments

By Mail           $250 minimum


                  Please make your check payable to the Fund and mail it with your investment slip to:


                  Calvert Group
                  P.O. Box 419739
                  Kansas City, MO
                  64105-6739


By Registered, Certified, or Overnight Mail:
                                    Calvert Group
                                    c/o NFDS, 6th Floor
                                    1004 Baltimore
                                    Kansas City, MO 64105-1807

Through Your Broker                               $250  minimum

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER, OR CALVERT GROUP AT
800-368-2745

By Exchange                                       $250  minimum
(From your account in another Calvert Group Fund)


By Bank Wire                                      $250  minimum

By Calvert Money                                  $50   minimum
Controller*


*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the net asset value calculated after your order is received and accepted. Except in the case of telephone orders, investors whose payments are received in or converted into federal funds by 12:30 p.m. Eastern time by the custodian will receive the dividend declared that day. If your wire purchase is received after 12:30 p.m. Eastern time, your account will begin earning dividends on the next business day. A telephone order placed to Calvert Institutional Marketing Services by 12:30 p.m. Eastern time will become effective at the price determined at 5 p.m. Eastern time and the shares purchased will receive the dividend on Fund shares declared that day if federal funds are received by the custodian by 5 p.m. Eastern time. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. If the purchase is by check and is received by 4:00 p.m. Eastern time, it will begin earning dividends the next business day.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, redemptions against those funds (including drafts) will not be honored. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

EXCHANGES

You may exchange shares of the Fund for shares of other Calvert Group
Funds.

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

         Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another.

         Complete and sign an application for an account in that Fund or Fund, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

         Shares on which you have already paid a sales charge at Calvert Group may be exchanged into another Fund at no additional charge. Shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge. Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.


The Fund reserves the right to terminate or modify the exchange privilege with 60 days written notice. The Fund is not opening new accounts by Exchange at this time.


OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone to obtain prices, performance information, and account balances. Complete instructions for this service may be found on the back of each statement.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.


You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert for a Money Controller Application. All automatic transactions will be discontinued, effective May 31, 1996.


Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Complete the account application for the easiest way to establish services.

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding reduces Fund expenses and saves paper and trees for the environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed by the broker-dealer for the services rendered.

Tax-Saving Retirement Plans


         Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.


         Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

         Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP IRAs) are also available to employers with 25 or fewer employees.

         403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

Consolidated Asset Account ("CAA")

Certain brokerage firms may offer their customers CAA, a special cash management service linked to one of the Fund's Funds. CAA customers may have free-credit cash balances at their brokerage firm account automatically invested in Fund shares on a daily basis. Participating brokerage firms will charge their customers a fee for the CAA program and may establish a higher minimum balance. Details of CAA, including the fee charged, are available from participating brokerage firms. This prospectus should be read together with such firm's materials regarding these fees and services.

SELLING YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See the chart below for specific requirements necessary to make sure your redemption request is acceptable. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. If you write a draft to sell shares, the shares will earn dividends until the draft is presented to the Fund to be paid.


Minimum account balance

Please maintain a balance in your account of at least $1,000. If, due to redemptions, the account falls below $1,000, or you fail to invest at least $1,000, it may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum. The Board of Trustees has approved a $1,000,000 minimum balance per account, effective May 15, 1996.


HOW TO SELL YOUR SHARES

Draftwriting

You may redeem shares in your account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Fund will mail bank drafts to you, printed with your name and address. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for uncollected or insufficient funds. The Fund will charge $25 for any stop payments on drafts. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.

By Mail To:

Calvert Group
P.O. Box 419544
Kansas City, MO
64179-6542

You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration               Requirements

Corporations, Associations         Letter of  instruction and a  corporate
                                   resolution, signed by person(s)
                                   authorized to act on the account,
                                   accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last
                                   60 days.)

By Telephone


Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone
Transactions."


Calvert Money Controller


Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money
Controller. All requests must be received by 4:00 p.m. Eastern time.
Accounts cannot be closed by this service. All automatic transactions will be discontinued, effective May 31, 1996.


Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund or Fund. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Systematic Check Redemptions


If you maintain an account with a balance of $10,000 or more, you may have up to two (2) regular redemption checks for a fixed amount sent to you on the 15th of each month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. All automatic transactions will be discontinued, effective May 31, 1996.


Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES

Each year, the Fund distributes substantially all of its net investment income to shareholders.

Dividends from the Fund's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividend payment options

Dividends and any distributions are automatically reinvested in additional shares of the same Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from the Funds may be invested in shares of any other Calvert Group Fund or Fund with no additional sales charge. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Federal Taxes

In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you by the Fund during the past year. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. A portion of the Fund's dividends may qualify for the dividends received deduction for corporations.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.



To Open an Account:                                Prospectus
     800-368-2748                                  January 31, 1996
                                                   As Revised, March 14, 1996


Performance and Prices:
Calvert Information Network                        MONEY MANAGEMENT PLUS
24 hours, 7 days a week                            Prime Portfolio
800-368-2745

Service for Existing Account:
     Shareholders              800-368-2745
     Brokers                   800-368-2746

TDD for Hearing Impaired:
     800-541-1524

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Table of Contents

Fund Expenses
Financial Highlights
Investment Objective and Policies
Yield
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
Selling Your Shares
How to Sell Your Shares
Dividends and Taxes